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            Statement of Additional Information Dated January 1, 2006

                      HIGHLAND FLOATING RATE ADVANTAGE FUND
                               Class A, B, C and Z

                           13455 Noel Road, Suite 1300
                               Dallas, Texas 75240
                                 (877) 665-1287

     This Statement of Additional Information ("SAI") is not a prospectus but provides additional information that should be read in conjunction with the Fund's Prospectuses dated January 1, 2006, and any supplements thereto. Copies of the Fund's Prospectuses are available, upon request, by calling the Fund at
(877) 665-1287, visiting the Fund's web site (http://www.highlandfunds.com) or writing to the Fund c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectuses.

                                TABLE OF CONTENTS

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
The Fund.................................................................     2
Investment Policies......................................................     2
Portfolio Investments and Strategies.....................................     3
Investment Restrictions..................................................    10
Repurchase Offer Fundamental Policy......................................    11
Management...............................................................    11
Financial Statements.....................................................    17
Control Persons and Principal Shareholders...............................    18
Investment Advisory Services.............................................    18
Information Regarding Portfolio Managers.................................    22
Administrator/Sub-Administrator..........................................    24
Accounting Services Agent................................................    24
Distributor..............................................................    25
Transfer Agent...........................................................    28
Custodian................................................................    28
Independent Registered Public Accounting Firm............................    28
Programs for Reducing or Eliminating Sales Charges.......................    28
Portfolio Transactions...................................................    31
Additional Income Tax Considerations.....................................    32
Appendix-- Ratings Categories............................................    33
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                                    THE FUND

     Highland Floating Rate Advantage Fund (the "Fund") is a non-diversified, closed-end management investment company. The Fund is engaged in a continuous public offering of its shares. The Fund makes Repurchase Offers on a quarterly basis to repurchase between 5% and 25% of its outstanding shares at the then current net asset value ("NAV") of the shares. On October 18, 2004, the Fund's name was changed from Columbia Floating Rate Advantage Fund to its current name. The Fund offers four classes of shares--Classes A, B, C, and Z. The Fund discontinued selling Class B shares to new and existing investors following the close of business on May 2, 2005. Existing investors may still reinvest distributions in Class B shares.

     Highland Capital Management, L.P. ("Highland" or the "Adviser") provides investment advisory and administrative services to the Fund.

                               INVESTMENT POLICIES

     The following information supplements the discussion of the investment objective and policies of the Fund described in the Prospectuses. In pursuing its objective, the Fund will invest as described below and may employ the investment techniques described in the Prospectuses and elsewhere in this SAI. The Fund's investment objective is a non-fundamental policy and may be changed by the Fund's Board of Trustees (the "Board") without the approval of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.

     The investment objective of the Fund is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) in interests in Senior Loans of domestic or foreign Borrowers that operate in a variety of industries and geographic regions. Although most Senior Loans are secured, the Fund may invest up to 20% of its total assets in interests in Senior Loans that are not secured by any collateral and in other permitted investments (as described below).

     In addition, during normal market conditions, the Fund may invest up to 20% (in the aggregate) of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less; (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Fund's investments in Senior Loans;
(iii) Senior Loans of foreign Borrowers that are foreign currency denominated and payments of interest and repayments of principal pursuant to such Senior Loans may be made in foreign currency and (iv) Senior Loans, the interest rates of which are fixed and do not float or vary periodically based upon a benchmark indicator of prevailing interest rates. Such high quality, short-term securities may include commercial paper rated at least BBB, A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa, P-3 or higher by Moody's Investors Service, Inc. ("Moody's") (or if unrated, determined by the Adviser to be of comparable quality), interests in short-term loans and short-term loan participations of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such rating categories (or if having no such rating, determined by the Adviser to be of comparable quality), certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed


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rates. For more information, please refer to the Prospectuses under the caption
"Investment Objective and Policies."

                      PORTFOLIO INVESTMENTS AND STRATEGIES

     The following sets forth information about the investment policies of the Fund and the types of securities the Fund may buy. Please read this information together with information in the Prospectuses under the caption "How the Fund Invests."

     Senior Loans. Senior Loans generally are arranged through private negotiations between a Borrower and the Lenders represented in each case by one or more Agents of the several Lenders. Senior Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium, although the Fund may invest up to 20% of its total assets in fixed rate Senior Loans. These base lending rates are generally the Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Fund's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans. As a result of anticipated prepayments from time to time of Senior Loans in the investment portfolio, based on historical experience, the Adviser believes that the actual remaining maturity of Senior Loans in the portfolio will be approximately 18-24 months.

     Participations and Assignments. The Fund may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

     When the Fund purchases a Participation, the Fund will typically enter into a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Fund will assume the credit risk of both the Borrower and the Lender selling the Participation, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Fund will purchase a Participation only when the Lender selling the Participation, and any other institution interpositioned between such Lender and the Fund at the time of investment, have outstanding debt obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or, if unrated, determined by the Adviser to be of comparable quality. The rights of the Fund when it acquires a Participation may be different from, and more limited than, the rights of Primary Lenders or of persons who acquire an Assignment. The Fund may pay a fee or forgo a portion of interest payments to the Lender selling a Participation or Assignment pursuant to the terms of such Participation or Assignment.

     Debt Restructuring. The Fund may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser's decision to purchase or retain such an interest will depend on its assessment of the likelihood that the Fund ultimately will receive full repayment of the principal amount of the Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could

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be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Any equity security or junior debt security held by the Fund will not be treated as a Senior Loan and thus will not count toward the 80% of net assets (plus any borrowings for investment purposes) that normally will be invested in Senior Loans.

     Bridge Financing. The Fund may acquire interests in Senior Loans that are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower's use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

     Other Securities. The Fund will acquire warrants, equity securities and junior debt securities only as are incident to the purchase or intended purchase of interests in collateralized Senior Loans. The Fund generally will acquire interests in warrants, equity securities and junior debt securities only when the Adviser believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments.

     Investment in warrants, equity securities and junior debt securities entails certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Fund to minimize fluctuations in its NAV.

     Defensive Investment Policy. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may (but is not required to) invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities. The Fund may also engage in interest rate and other hedging transactions, lend portfolio holdings, purchase and sell interests in Senior Loans and other portfolio debt securities on a "when-issued" or "delayed-delivery" basis, and enter into repurchase and reverse repurchase agreements. These investment practices involve certain special risk considerations. The Adviser may use some or all of the following investment practices when, in the opinion of the Adviser, their use is appropriate. Although the Adviser believes that these investment practices may further the Fund's investment objective, no assurance can be given that the utilization of these investment practices will achieve that result.

     Structured Notes. The Fund may invest up to 10% of its total assets in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, which is a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in Senior Loans.

     Derivatives. The Fund may, but is not obligated to, enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions

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may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's investment portfolio. To the extent guidance from the Securities and Exchange Commission ("SEC") requires segregation of assets for certain derivative transactions, the Fund will segregate a portion of its assets while party to these derivative transactions.

     Hedging Transactions. In addition, the Fund may also engage in hedging transactions, including entering into put and call options, to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any hedging and risk management techniques. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Fund. The Fund will incur brokerage and other costs in connection with its hedging transactions.

     Interest Rate Swaps, Caps and Floors. The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest (i.e., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments). For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

     The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The notional principal amount for interest rate caps and floors is the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs. The Fund will not enter into swaps, caps or floors, if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

     In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates were to decline below the floor rate, the Fund would receive payments from its counterparty that would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments were to fall below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay

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the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive with respect to floating rate portfolio assets being hedged.

     The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of portfolio securities. The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Adviser believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance could be worse than if it had not entered into any such transaction. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

     Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis (i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained. If the Fund enters into a swap on other than a net basis, the Fund will maintain the full amount of its obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange ("NYSE") or other entities determined to be creditworthy by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Fund's Board. If a default occurs by the other party to such transactions, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

     New Financial Products. New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

     Borrowing. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed). The Fund is authorized to borrow money for the purpose of financing long-term investments, obtaining short-term liquidity in connection with quarterly repurchase offers and for temporary, extraordinary or emergency purposes. The use of leverage for investment purposes creates opportunities for greater total returns but at the same time involves certain risks. Any investment income or gains earned with respect to the amounts borrowed, which is in excess

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of the interest which is due on the borrowing, will augment the Fund's income.
Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund's shares may decrease more quickly than would otherwise be the case and dividends on the shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders.

     Lending of Portfolio Holdings. The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional Borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, such loans entail risks of delay in recovery or even loss of rights in the collateral should the Borrower of the financial instruments fail financially. However, the loans would be made only to Borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Fund's Board. No specific limitation exists as to the percentage of the Fund's assets that the Fund may lend.

     "When-Issued" and "Delayed-Delivery" Transactions. The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when-issued" and "delayed-delivery" basis. No income accrues to the Fund on such Senior Loans in connection with such purchase transactions prior to the date the Fund actually takes delivery of such Senior Loans. These transactions are subject to market fluctuation, the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such Senior Loans when delivery occurs may be higher or lower than yields on the Senior Loans obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain cash or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such Senior Loans on such basis only with the intention of actually acquiring these Senior Loans, but the Fund may sell such Senior Loans prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed-delivery" transactions, it will do so for the purpose of acquiring Senior Loans for its investment portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. No specific limitations exist as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed-delivery" basis.


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     Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of the Fund's assets that could be required to consummate forward contracts will be established with the Fund's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

     Repurchase Agreements. The Fund may enter into repurchase agreements (a purchase of, and simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. In entering into a repurchase agreement, the Fund buys securities from the bank or broker-dealer, with the agreement that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available liquid assets at minimal market risk, although the Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. Under the Investment Company Act of 1940 Act, as amended (the "1940 Act") repurchase agreements are deemed to be collateralized loans of money by the Fund to the counterparty. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the counterparty. If the bank or broker-dealer that is the seller petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day and adjusted in amount so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets that may be invested in repurchase agreements.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Fund. Under a reverse repurchase agreement, the Fund sells a debt security and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker-dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. SEC regulations require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements are considered borrowings by the Fund and as such are subject to the restrictions on borrowing described below under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements as of the time the agreement is entered into.

     Rated Securities. For a description of the ratings applied by Moody's and S&P to short-term securities, please refer to the Appendix. The rated short-term securities described under "Investment Policies" above include securities given a rating conditionally by Moody's or provisionally by S&P. If the rating of a security held by the Fund is withdrawn or reduced, the Fund is not required to sell the security, but the Adviser will consider such fact in determining whether the Fund should continue to hold the security.

     Portfolio Turnover. The frequency and amount of portfolio purchases and sales (known as the "turnover rate") will vary from year to year. It is anticipated that the Fund's turnover rate will ordinarily be between 50% and 100%. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever the Adviser believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that the Fund will bear directly.

                             INVESTMENT RESTRICTIONS

     The Fund operates under the following fundamental investment restrictions. The Fund may:

     1. issue senior securities or borrow money to the extent permitted by the 1940 Act;

     2.   only own real estate acquired as a result of owning securities;

     3.   purchase and sell futures contracts and related options;

     4. underwrite securities issued by others only when disposing of portfolio securities;

     5. make loans through lending of securities, through the purchase of debt instruments or similar evidence of indebtedness typically sold to financial institutions and through repurchase agreements;

     6. not concentrate more than 25% of its total assets in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities; and provided further that the fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term "issuer" includes the Borrower and the Agent (as defined under "Prospectus Summary" in the Prospectuses); and

     7. not purchase or sell commodities or commodities contracts, except that, consistent with its investment policies, the Fund may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities.

     The above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities," as defined under "Investment Policies" above. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

     As non-fundamental investment policies that may be changed by the Fund without a shareholder vote, the Fund may not:

     1. purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

     2. invest in interests in oil, gas or other mineral exploration or development programs, including leases.

                       REPURCHASE OFFER FUNDAMENTAL POLICY

     The Fund's Board has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly Repurchase Offers (the "Repurchase Offer Fundamental Policy").

     The Repurchase Offer Fundamental Policy sets the interval between each Repurchase Offer at one quarter and provides that the Fund shall conduct a Repurchase Offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Request Deadline will be established by the Fund and will be based on factors such as market conditions, liquidity of the Fund's assets and shareholder servicing conditions. The Repurchase Offer Fundamental Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.

     The Repurchase Offer Fundamental Policy may be changed only by a majority vote of the outstanding voting securities. For more information, please refer to the Prospectuses under the caption "Periodic Repurchase Offers."

                                   MANAGEMENT


     The Board provides broad oversight over the operations and affairs of the Fund. It has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. .. The names, addresses and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below.

                                                                                                  Number of
                                             Term of                                            Portfolios in
                                            Office and                                          Highland Fund
       Name, Address           Position     Length of          Principal Occupation(s)        Complex Overseen          Other
          and Age             with Fund    Time Served          During Past Five Years          by Trustee(1)    Directorships Held
       -------------          ---------   -------------   ---------------------------------   ----------------   ------------------
                                                        INDEPENDENT TRUSTEES
Timothy K. Hui                 Trustee      Indefinite    Assistant Provost for Graduate              8          None
(Age 55)                                  Term; Trustee   Education since July 2004;
c/o Highland Capital                        since 2004    Assistant Provost for Educational
Management, L.P.                                          Resources, July 2001 to June
13455 Noel Road, Suite 1300                               2004, Philadelphia Biblical
Dallas, TX 75240                                          University.

                                                                                                  Number of
                                             Term of                                            Portfolios in
                                            Office and                                          Highland Fund
       Name, Address           Position     Length of          Principal Occupation(s)        Complex Overseen          Other
          and Age             with Fund    Time Served          During Past Five Years          by Trustee(1)    Directorships Held
       -------------          ---------   -------------   ---------------------------------   ----------------   ------------------
Scott F. Kavanaugh (Age 43)    Trustee      Indefinite    Private Investor; Executive at              8          None
c/o Highland Capital                          Term;       Provident Funding Mortgage
Management, L.P.                             Trustee      Corporation, February 2003 to
13455 Noel Road, Suite 1300                 since 2004    July 2003; Executive Vice
Dallas, TX 75240                                          President, Director and
                                                          Treasurer, Commercial Capital
                                                          Bank, January 2000 to February
                                                          2003; Managing Principal and
                                                          Chief Operating Officer,
                                                          Financial Institutional Partners
                                                          Mortgage Company and the Managing
                                                          Principal and President of
                                                          Financial Institutional Partners,
                                                          LLC, (an investment banking
                                                          firm), April 1998 to February
                                                          2003.

James F. Leary                 Trustee      Indefinite    Managing Director, Benefit                  8          Board Member of
(Age 73)                                      Term;       Capital Southwest, Inc., (a                            Capstone Asset
c/o Highland Capital                      Trustee since   financial consulting firm) since                       Management Group
Management, L.P.                               2004       January 1999.                                          of Mutual Funds
13455 Noel Road, Suite 1300
Dallas, TX 75240

Bryan A. Ward                  Trustee      Indefinite    Senior Manager, Accenture, LLP              8          None
(Age 49)                                  Term; Trustee   since January 2002; Special
c/o Highland Capital                        since 2004    Projects Advisor, Accenture, LLP
Management, L.P.                                          with focus on the oil and gas
13455 Noel Road, Suite 1300                               industry, September 1998 to
Dallas, TX 75240                                          December 2001.

                                                       INTERESTED TRUSTEE(2)

R. Joseph Dougherty            Trustee,     Indefinite    Portfolio Manager of the Adviser            8          Director of
(Age 34) c/o Highland          Chairman   Term; Trustee   since 2000.                                            Heritage Bank
Capital Management, L.P.        of the     and Chairman
13455 Noel Road, Suite 1300     Board      of the Board
Dallas, TX 75240                            since 2004

                                                              OFFICERS

James D. Dondero              President    1 year Term;   President and Managing Partner of          N/A         N/A
(Age 42)                                    President     the Adviser. Director of
c/o Highland Capital                        since 2004    Heritage Bank. Director and
Management, L.P.                                          Chairman of Heritage Bankshares,
13455 Noel Road, Suite 1300                               Inc.
Dallas, TX 75240

R. Joseph Dougherty             Senior     1 year Term;   Portfolio Manager of the Adviser           N/A         N/A
(Age 34)                         Vice      Senior Vice    since 2000.
c/o Highland Capital          President     President
Management, L.P.                            since 2004
13455 Noel Road, Suite 1300
Dallas, TX 75240

Mark Okada                    Executive    1 year Term;   Chief Investment Officer of the            N/A         N/A
(Age 44)                         Vice       Executive     Adviser since March 1993;
c/o Highland Capital          President        Vice       Director of Heritage Bankshares,
Management, L.P.                            President     Inc. and Heritage Bank.
13455 Noel Road, Suite 1300                 since 2004
Dallas, TX 75240

M. Jason Blackburn            Secretary    1 year Term;   Assistant Controller of the                N/A         N/A
(Age 29)                         and      Secretary and   Adviser since November 2001;
c/o Highland Capital          Treasurer     Treasurer     Accountant, KPMG LLP, September
Management, L.P.                            since 2004    1999 to October 2001.
13455 Noel Road, Suite 1300
Dallas, TX 75240

Michael S. Minces                Chief      1 year Term;   Associate, Akin Gump Strauss               N/A         N/A
(Age 30)                      Compliance       Chief       Hauer & Feld LLP (law firm),
c/o Highland Capital           Officer       Compliance    October 2003 to August 2004;
Management, L.P.                           Officer since   Associate, Skadden, Arps, Slate,
13455 Noel Road, Suite 1300                     2004       Meagher & Flom LLP (law firm),
Dallas, TX 75240                                           October 2000 to March 2003.
                                                           Previously, he attended The
                                                           University of Texas at Austin
                                                           School of Law.

(1) The Highland Fund Complex consists of the following Funds: Highland Floating Rate Limited Liability Company, Highland Floating Rate Fund, Highland Floating Rate Advantage Fund, Highland Institutional Floating Rate Income Fund, Highland Corporate Opportunities Fund, Restoration Opportunities Fund, Prospect Street(R) High Income Portfolio Inc. and Prospect Street(R) Income Shares Inc.




(2) Mr. Dougherty is deemed to be an "interested person" of the Fund under the 1940 Act because of his position with the Adviser.



(3) Each officer also serves in the same capacity for each Fund in the Highland Fund Complex.










     Trustees Compensation. The officers of the Fund and those of its Trustees who are "interested persons" (as defined in the 1940 Act) of the Fund receive no direct remuneration from the Fund. Independent Trustees are compensated at the rate of $25,000 annually paid quarterly. The following table sets forth the aggregate compensation paid to each of the Independent Trustees by the Fund and the total compensation paid to each of the Independent Trustees by the Highland Fund Complex for the fiscal year ended August 31, 2005.

        NAME OF          AGGREGATE COMPENSATION      TOTAL COMPENSATION FROM
        TRUSTEE               FROM THE FUND       THE HIGHLAND FUND COMPLEX(1)
        -------          ----------------------   ----------------------------
R. Joseph Dougherty(2)         $        0                  $        0
Timothy K. Hui                 $22,916.67                  $74,459.71
Scott F. Kavanaugh             $22,916.67                  $74,459.71
James F. Leary                 $22,916.67                  $72,459.71
Bryan A. Ward                  $22,916.67                  $74,459.71


(1) The Highland Fund Complex consists of the following Funds: Highland Floating Rate Limited Liability Company, Highland Floating Rate Fund, Highland Floating Rate Advantage Fund, Highland Institutional Floating Rate Income Fund, Highland Corporate Opportunities Fund, Restoration Opportunities Fund, Prospect Street(R) High Income Portfolio Inc. and Prospect Street(R) Income Shares Inc.

(2) Mr. Dougherty is deemed to be an "interested person" of the Fund under the 1940 Act because of his position with the Adviser.

     Role of the Board of Trustees. The Trustees of the Fund are responsible for the overall management and supervision of the Fund's affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Fund and review the Fund's performance. The Fund currently has three committees, the Audit Committee, the Nominating Committee and the Litigation Committee, each of which is composed of the Independent Trustees.

     Audit Committee. Pursuant to the Audit Committee Charter adopted by the 'Board, the function of the Audit Committee is (1) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (2) to assist in Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, and the independent registered public accounting firm's qualifications, independence and performance. The Audit Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. During the fiscal year ended August 31, 2005, the Audit Committee convened 4 times.

     Nominating Committee. The Nominating Committee's function is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, 13455 Noel Road, Suite 1300, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Nominating Committee did not meet during the fiscal year ended August 31, 2005

     Litigation Committee. The Litigation Committee's function is to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Adviser or another client of the Adviser. The Litigation Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Litigation Committee did not meet during the fiscal year ended August 31, 2005.




     Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee ("QLCC") is charged with compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the SEC on behalf of the Fund. The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The QLCC did not meet during the fiscal year ended August 31, 2005.

     Share Ownership. The following table shows the dollar range of equity securities beneficially owned by the Fund's Trustees in the Fund and the aggregate dollar range of equity securities owned by the Fund's Trustees in all Funds overseen by the Trustee in the Highland Fund Complex as of December 31, 2004.

                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                         DOLLAR RANGE OF EQUITY SECURITIES   OWNED IN ALL FUNDS OVERSEEN BY TRUSTEE IN THE
    NAME OF TRUSTEE              OWNED IN THE FUND                     HIGHLAND FUND COMPLEX(1)
    ---------------      ---------------------------------   ---------------------------------------------
R. Joseph Dougherty(2)                   $0                               $100,001 - $500,000
Timothy K. Hui                           $0                                   $1 - $10,000
Scott F. Kavanaugh                       $0                                   $1 - $10,000
James F. Leary                           $0                                $10,001 - $50,000
Bryan A. Ward                            $0                                   $1 - $10,000

(1) The Highland Fund Complex consists of the following Funds: Highland Floating Rate Limited Liability Company, Highland Floating Rate Fund, Highland Floating Rate Advantage Fund, Highland Institutional Floating Rate Income Fund, Highland Corporate Opportunities Fund, Restoration Opportunities Fund, Prospect Street(R) High Income Portfolio Inc. and Prospect Street(R) Income Shares Inc.

(2) Mr. Dougherty is deemed to be an "interested person" of the Fund under the 1940 Act because of his position with the Adviser.




     Trustee Positions. As of December 1, 2005, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Adviser or any person controlling, controlled by or under common control with any such entity.








     Code of Ethics. The Fund and the Adviser have each adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the Code of Ethics for the Fund and the Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC's web site (http://www.sec.gov). You may also review and copy these documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102, or by e-mail request at publicinfo@sec.gov.

     Anti-Money Laundering Compliance. The Fund or its service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Fund or its service providers may request additional information from you to verify your identity. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Fund or its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, it may not be permitted to inform the shareholder that it has taken the actions described above.

     Proxy Voting Policies. The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures. The Adviser has adopted proxy voting guidelines (the "Guidelines") that provide as follows:

     - The Adviser votes proxies in respect of the Fund's securities in the Fund's best interests and without regard to the interests of the Adviser or any client of the Adviser.

     - Unless the Adviser's Proxy Voting Committee (the "Committee") otherwise determines (and documents the basis for its decisions) or as otherwise provided below, the Adviser votes proxies in a manner consistent with the Guidelines.

     - To avoid material conflicts of interest, the Adviser applies the Guidelines in an objective and consistent manner across the Fund's accounts. Where a material conflict of interest has been identified and the matter is covered by the Guidelines, the Committee votes in accordance with the Guidelines. For the Fund, where a conflict of interest has been identified and the matter is not covered in the Guidelines, the Adviser will disclose the conflict and the Committee's determination of the matter in which to vote to the Fund's Board.

     - The Adviser also may determine not to vote proxies in respect of securities of the Fund if it determines it would be in the Fund's best interests not to vote.

The Adviser's Guidelines also address how it will vote proxies on particular types of matters such as corporate governance matters, disclosure of executive compensation and share repurchase programs. For example, the Adviser generally will:

     - Support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

     - Support proposals seeking increased disclosure of executive compensation; and

     - Support management proposals to institute share repurchase plans in which all shareholders may participate on equal terms.

     The Fund's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC's web site (http://www.sec.gov). Information as of June 30 each year will generally be available by the following August 31.

                              FINANCIAL STATEMENTS

     Please refer to the Fund's August 31, 2005 Financial Statements (statement of assets and liabilities and schedule of investments as of August 31, 2005 and the statement of operations, changes in net assets, cash flows, financial highlights and notes thereto) and the report of the independent registered public accounting firm contained in the August 31, 2005 Annual Report of the Fund. The Financial Statements and the report of the independent registered public accounting firm (but no other material from the Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by calling (877) 665-1287.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     As of November 30, 2005, the Trustees and officers of the Fund as a group owned less than 1% of the then outstanding shares of each class of shares of the Fund.

     Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the Fund's outstanding voting securities. As of November 30, 2005, the only person(s) known by the Fund to own of record or "beneficially" 5% or more of its outstanding shares within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") were as follows:

                                              PERCENTAGE & NUMBER OF
         NAME AND ADDRESS                    OUTSTANDING SHARES HELD
         ----------------            ----------------------------------------
                                     CLASS A   CLASS B   CLASS C     CLASS Z
                                     -------   -------   -------   ----------
Bank of America                                                          6.64%
Michael C. Kent Trust Agency                                       393,697.87
P.O. Box 831575
Dallas, TX 75283

Columbia Management Advisors, Inc.                                       6.50%
245 Summer Street                                                  385,811.35
Boston, MA 02210-1133

                          INVESTMENT ADVISORY SERVICES

     Highland, located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, serves as the Fund's investment adviser pursuant to an Advisory Agreement with the Fund (the "Advisory Agreement"). Highland is responsible for the Fund's management, subject to oversight by the Board. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Highland, a registered investment adviser, has been an investment adviser since 1997. Prior to April 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management") was the investment adviser to the Fund.







     Under the Advisory Agreement, Highland, among other things: (i) continuously furnishes an investment program for the Fund; (ii) places orders for the purchase and sale of securities for the accounts of the Fund; (iii) provides for certain facilities and administrative services; (iv) arranges for the provision and maintenance of an insurance bond against larceny and embezzlement by officers and employees of the Fund; and (v) generally manages, supervises and conducts the affairs and business of the Fund.

     Highland carries out its duties under the Advisory Agreement at its own expense. The Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, management fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of Highland, Highland shall not be subject to liability to the Fund party to such agreements or to any shareholder of the Fund for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the execution and management of the Fund.

     The Advisory Agreement will continue in effect for a period not to exceed two years from its effective date, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the Board of Trustees of the Fund or (ii) the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund; provided, that in either event such continuance also is approved by a majority of the Independent Trustees of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement generally provides that it may be terminated at any time, without penalty, by (i) the Board of Trustees of the Fund, (ii) the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, or (iii) by Highland, in each case on not more than sixty (60) days' nor less than thirty (30) days' written notice. The Advisory Agreement also will terminate automatically in the event of its "assignment" (as defined in the 1940
Act). The Advisory Agreement may be amended only by a written instrument and only upon approval by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund.

     Approval of Advisory Agreement. On April 9, 2004, Columbia Management and Highland entered into an agreement to sell certain of the assets of Columbia Management's bank loan asset management group, insofar as it relates to the Fund, to the Adviser (such transaction, the "Sale"). The Sale closed on April 15, 2004 (the "Closing Date"). Upon completion of the Sale, the advisory agreement between Columbia Management and the Fund (the "Prior Advisory Agreement") was terminated, and an interim advisory agreement between the Adviser and the Fund (the "Interim Advisory Agreement") took effect. The Interim Advisory Agreement was entered into on April 15, 2004. Shareholder approval of the interim Advisory Agreement was not required under the 1940 Act.

     The prior Board of Trustees (the "Prior Board"), including a majority of the Independent Trustees, approved the Interim Advisory Agreement, and the investment advisory agreement (the "Advisory Agreement") and its submission for shareholder approval, by unanimous vote of the Trustees present at a meeting on March 29, 2004. The Advisory Agreement became effective upon its approval by the Fund's shareholders at a special meeting of shareholders on July 30, 2004. At that time, the shareholders of the Fund also elected an entirely new board of trustees (the "Current Board").

     In approving the Advisory Agreement, Prior Board's the Independent Trustees took into account that there will be no change in the advisory fee paid by the Fund. The Independent Trustees also considered that the expenses incurred in connection with the special shareholder meeting would be split between Columbia Management and Highland and that no such expenses will be paid by the Fund or its shareholders. Furthermore, based on Highland's representations regarding its intentions, the Independent Trustees did not anticipate that there would be substantial changes in the investment policies of the Fund. The Board of Trustees was presented with information that it believed demonstrated that the terms of the Advisory Agreement were fair to, and in the best interests of, the Fund and its shareholders. Information was presented at the meeting of the Board with respect to the Sale. The Board of Trustees did not expect that there would be a diminution in the scope and quality of advisory services provided to the Funds as a result of the Sale.

     Information considered by the Prior Board in forming the basis of its recommendation to approve the Advisory Agreement included, among other things:
(1) the fact that the compensation rates to be received by Highland under the Advisory Agreement were the same as the compensation rates paid under the Prior Advisory Agreement; (2) the experience and resources of Highland, and Highland's performance history; (3) Highland's covenant that it would use its reasonable best efforts to ensure that no "unfair burden" (as defined in the 1940 Act) is imposed on the Fund as a result of the Sale; (4) Highland's covenant that it would use its reasonable best efforts to ensure that 75% of the Board of Trustees of the Fund remain disinterested; and (5) Highland's financial strength and commitment to the investment advisory business generally.

     Based on the foregoing, the Prior Board concluded that the fees to be paid to Highland under the Advisory Agreement were fair and reasonable, given the scope and quality of the services to be rendered by Highland.


     Approval of Corrective Amendment to Advisory Agreement. As stated above, in approving the Advisory Agreement on March 29, 2004, the Prior Board took into account that there would be no change in advisory fees paid by the Fund. The Prior Advisory Agreement provided for a monthly fee, computed and accrued daily, at the annual rate of 0.45% of the Average Daily Managed Assets of the Fund for the first one billion U.S. dollars (US$1,000,000,000), 0.40% of the Average Daily Managed Assets of the Fund for the next one billion U.S. dollars (US$1,000,000,000) and 0.35% of the Average Daily Managed Assets of the Fund that exceed two billion U.S. dollars (US$2,000,000,000). "Average Daily Managed Assets" of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). However, the detailed description of the management fees in the proxy statement and the form of Advisory Agreement submitted to shareholders by the Prior Board in 2004 and signed by the parties described an advisory fee formula that would result in Highland receiving a management fee based on average daily net assets, which would be a lower fee than under the Prior Advisory Agreement. The Current Board was asked to approve a corrective amendment to rectify this mistake. At a meeting held on November 1, 2005, the Current Board, including a majority of the Current Board's Independent Trustees, approved a corrective amendment to the Advisory Agreement and its submission for shareholder approval, by unanimous vote of the Trustees.

     In reviewing the corrective amendment proposed by Highland, the current Independent Trustees had available and utilized the services of independent counsel. In the course of their review, they considered information about the Fund and its performance prior to and after Highland began managing the Fund and information about Highland and the nature, extent and quality of services provided by Highland because the Independent Trustees concluded that the effectiveness of Highland's performance of its duties under the advisory agreement was potentially germane to a decision to approve the corrective amendment. The Independent Trustees also concluded that the limited nature of the amendment and the circumstances leading to the need to consider the amendment rendered other information that it would normally review in the context of reapproving the entire advisory agreement not relevant to a decision to approve the amendment. Consequently the current Independent Trustees did not seek to review Highland's costs or profits in managing the Fund, any questions regarding economies of scale or whether the breakpoints in the fee schedule adequately dealt with any economies of scales that might surface as the Fund grew, comparisons with fees charged to other clients by Highland or other benefits Highland might derive from its relationship with the Fund.

     In particular, the current Independent Trustees reviewed materials detailing the services provided by Highland to the Fund and the experience and qualifications of Highland's management. In addition, the current Independent Trustees reviewed the performance of the Fund (i) for the one, three and five year periods ending September 30, 2005, (ii) for the period prior to Highland becoming the Fund's investment adviser on April 15, 2004 and (iii) for the period from April 15, 2004 to September 30, 2005, as well as additional performance numbers covering various periods between September 30, 2004 and September 30, 2005, both in absolute terms and in comparison to other leveraged and unleveraged bank loan funds. Due to the limited number of bank loan funds that utilize leverage, the Independent Trustees also compared the pro forma performance of the Fund, assuming it had not utilized leverage, to the performance of other unleveraged bank loan funds and to the performance of Highland Floating Rate Fund and Highland Institutional Floating Rate Income Fund.

     The current Independent Trustees concluded that, based on the materials presented to them at the November 1, 2005 board meeting and the conversations the board had with representatives of Highland, the Fund's auditors, the Fund's counsel and independent counsel to the Independent Trustees, it would be unfair to penalize Highland for a drafting error in the advisory agreement given that
(i) the Prior Board had approved a fee schedule based on Average Daily Managed Assets, (ii) both the Prior Board and Highland had intended that Fund shareholders approve a fee on such a basis and (iii) the fee described in the 2004 proxy statement and the attached agreement was a mistake that should be corrected. The Independent Trustees also took note of the fact that a substantial majority of closed-end funds that utilize leverage pay advisory fees based on total assets rather than net assets and that the Fund had enjoyed performance superior to that of other leveraged bank loan funds and, on an adjusted basis, other unleveraged bank loan funds, since Highland had become the Fund's investment adviser.

     On the basis of their deliberations, and without giving any particular weight to any particular conclusion, the Independent Trustees determined to approve the corrective amendment, retroactive to April 15, 2004, and the Board as a whole approved it as well.

     The Current Board also authorized the Fund to submit the corrective amendment to the shareholders of the Fund for approval. The Fund filed a preliminary proxy statement with the SEC relating to the corrective amendment on December 2, 2005. The Fund and Highland are currently discussion the matters set forth in such preliminary proxy statement with the staff of the SEC, which has questioned whether the Fund should seek an exemptive order in connection with the proposed amendment. Pending the outcome of such discussion with the SEC and approval of the corrective amendment by shareholders of the Fund, the Fund will continue to accrue management fees on the basis of Average Daily Managed Assets but will escrow the difference between the management fees calculated on that basis and management fees calculated on the basis of average daily net assets.

     The table below sets forth the management fees (in thousands) paid by the Fund for the last three fiscal years:

                                      PERIOD       PERIOD
                          YEAR        4/15/04      9/01/03       YEAR
                          ENDED       THROUGH      THROUGH       ENDED
                       8/31/05(1)   8/31/04(1)   4/14/04(2)   8/31/03(2)
                       ----------   ----------   ----------   ----------
MANAGEMENT FEES(3)      $4,358       $1,181       $1,402       $1,178
WAIVER/REIMBURSEMENT    $ (805)      $ (403)      $ (347)      $ (697)

(1) For the fiscal year ended 8/31/05 and the period 4/15/04 through 8/31/04, the management fees were paid to the current investment adviser, Highland.

(2) For the period 9/01/03 through 4/14/04 and the fiscal year ended 8/31/03, the management fees were paid to the former investment adviser, Columbia Management.

(3) The Fund currently accrues management fees based on the Average Daily Managed Assets of the Fund but escrows the difference between that amount and the amount based on the average daily net assets of the Fund (that is, the net assets of the Fund without including any outstanding leverage of the Fund). Upon resolution of a question as to which basis of computation should be in effect, the escrowed amount (which, as of August 31, 2005, was approximately $864,000 or $0.01 per common share of the Fund outstanding on that date) will either be (i) released to Highland, in which case the management fees set forth in this table will not be affected or (ii) released to the Fund, in which case the management fees for the year ended 8/31/05 and for the period 4/15/04 through 8/31/04 would have been approximately $3,624,000 and $1,054,000, respectively. These amounts do not include the administration fees paid to Highland that are set forth below under "Administrator/Sub-Administrator."

                    INFORMATION REGARDING PORTFOLIO MANAGERS

The Fund's portfolio is managed by a portfolio management team. The members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are R. Joseph Dougherty and Mark Okada. The following tables provide information about funds and accounts, other than the Fund, for which the Fund's portfolio managers are primarily responsible for the day-to-day portfolio management as of August 31, 2005.

R. JOSEPH DOUGHERTY

                              TOTAL                       # OF ACCOUNTS MANAGED      TOTAL ASSETS WITH
                          # OF ACCOUNTS   TOTAL ASSETS   WITH PERFORMANCE-BASED      PERFORMANCE-BASED
    TYPE OF ACCOUNTS         MANAGED       (MILLIONS)         ADVISORY FEE        ADVISORY FEE (MILLIONS)
    ----------------      -------------   ------------   ----------------------   -----------------------
Registered Investment
   Companies:                    7            $3,882                0                       $0
Other Pooled Investment
   Vehicles:                     1            $  212                0                       $0
Other Accounts:                  0            $    0                0                       $0

MARK OKADA

                              TOTAL                       # OF ACCOUNTS MANAGED      TOTAL ASSETS WITH
                          # OF ACCOUNTS   TOTAL ASSETS   WITH PERFORMANCE-BASED      PERFORMANCE-BASED
    TYPE OF ACCOUNTS         MANAGED       (MILLIONS)         ADVISORY FEE        ADVISORY FEE (MILLIONS)
    ----------------      -------------   ------------   ----------------------   -----------------------
Registered Investment            7             $3,892               0                        $    0
   Companies:
Other Pooled Investment         20             $8,412              10                        $5,148
   Vehicles:
Other Accounts:                  0             $    0               0                        $    0

     Description of Compensation. Highland's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland such as the Option It Plan and the Long-Term Incentive Plan.

     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

          Option It Plan. The purpose of the Plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of the Fund so as to promote the success of the Fund.

          Long Term Incentive Plan. The purpose of the Plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Plan seeks to reward participating employees based on the increased value of Highland through the use of Long-term Incentive Units.

     Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.


     Ownership of Securities. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of August 31, 2005.


 NAME OF PORTFOLIO    DOLLAR RANGES OF EQUITY SECURITIES BENEFICIALLY OWNED BY PORTFOLIO
      MANAGER                                 MANAGER OR ANALYST
-------------------   ------------------------------------------------------------------
R. Joseph Dougherty                                   $0
Mark Okada                                            $0


                         ADMINISTRATOR/SUB-ADMINISTRATOR

     Highland provides administration services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund's Average Daily Managed Assets. Under a separate sub-administration agreement, Highland has delegated certain administrative functions to PFPC Inc. ("PFPC"), 760 Moore Road, King of Prussia, Pennsylvania, 19406. Prior to October 18, 2004, Columbia Management provided administration and other services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund's Average Daily Managed Assets.

The table below sets forth the administration fees (in thousands) paid by the Fund for the last three fiscal years:

                        PERIOD        PERIOD
                       10/18/04       9/1/04        YEAR         YEAR
                        THROUGH      THROUGH        ENDED        ENDED
                      8/31/05(1)   10/17/04(2)   8/31/04(2)   8/31/03(2)
                      ----------   -----------   ----------   ----------
ADMINISTRATION FEES    $1,741(3)       $204        $1,149        $524

(1) For the period 10/18/04 through 8/31/05, the administration fees were paid to the current administrator, Highland.

(2) For the period 9/1/04 through 10/17/04, the fiscal year ended 8/31/04 and the fiscal year ended 8/31/03, the administration fees were paid to the former administrator, Columbia Management.

(3) For the period 10/18/04 through 8/31/05, Highland paid $87,609 to PFPC for their services.

                            ACCOUNTING SERVICES AGENT

     Effective October 18, 2004, the Fund entered into an accounting services agreement with PFPC. Prior to October 18, 2004, Columbia Management was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia Management delegated those functions to State Street Bank and Trust Company ("State Street"). As a result, Columbia Management paid the total fees collected under the Outsourcing Agreement to State Street.

     Under its pricing and bookkeeping agreement with the Fund, Columbia Management received from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceeded $50 million, an additional monthly fee. The additional fee rate was calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate was applied to the average daily net assets of the Fund for that month. The Fund also paid additional fees for pricing services based on the number of securities held by the Fund.

     The table below sets forth the accounting services and pricing/bookkeeping fees (in thousands) paid by the Fund for the last three fiscal years:

                             PERIOD        PERIOD
                            10/18/04       9/1/04        YEAR         YEAR
                             THROUGH      THROUGH        ENDED        ENDED
                           8/31/05(1)   10/17/04(2)   8/31/04(2)   8/31/03(2)
                           ----------   -----------   ----------   ----------
ACCOUNTING SERVICES FEES      $242          N/A           N/A          N/A
PRICING/BOOKKEEPING FEES       N/A          $24          $294         $524

(1) For the period 10/18/04 through 8/31/05, accounting services fees were paid to the current accounting services agent, PFPC.

(2) For the period 9/1/04 through 10/17/04, the fiscal year ended 8/31/04 and the fiscal year ended 8/31/03, pricing/bookkeeping fees were paid to Columbia Management.

                                   DISTRIBUTOR

     In connection with the change of investment adviser for the Fund from Columbia Management to Highland, PFPC Distributors, Inc. (the "Distributor") replaced Columbia Funds Distributor, Inc. ("CFD") as distributor and principal underwriter to the Fund effective April 16, 2004. The Distributor is located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and serves pursuant to an Underwriting Agreement with the Fund (the "Underwriting Agreement"). The Underwriting Agreement continues in effect from year to year, provided such continuance is approved annually (1) by a majority of the Fund's Board of Trustees or by a majority of the outstanding voting securities of the Fund, and
(2) by a majority of the Independent Trustees who are not parties to the Underwriting Agreement or interested persons of any such party. The Fund has agreed to pay all expenses in connection with registration of its shares with the SEC and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of the Prospectuses and other expenses.

     Distribution and Service Fees. In addition to a Contingent Deferred Sales Charge ("CDSC"), each of Class A, B, and C shares is authorized under a distribution plan ("Plan") to use the assets attributable to a class to finance certain activities relating to the distribution of shares to investors. These include marketing and other activities to support the distribution of the Class A, B, and C shares and the services provided to you by your financial advisor. The Plan was approved and reviewed in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act to permit it to have a multi-class structure, CDSCs, and distribution fees.

     The Plan requires the payment of a monthly service fee to the Distributor at the annual rate not to exceed 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor on an annual basis, not to exceed 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Since the distribution and service fees are payable regardless of the Distributor's expenses, the Distributor may realize a profit from the fees. The Plan authorizes any other payments by the Fund to the Distributor and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares. In addition, Highland may, from time to time, at its expense out of its own financial resources, and/or the Distributor may, from time to time, out of any amounts received from the Fund pursuant to the Plan, make cash payments to dealer firms as an incentive to sell shares of the Funds and/or to promote retention of their customers' assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund ("Sales-Based Payments") or on the average daily net assets of the Fund attributable to that particular dealer ("Asset-Based Payments"). Each of the Distributor and/or Highland may agree to make such cash payments to a dealer firm in the form of either or both Sales-Based Payments and Asset-Based Payments. The Distributor and/or Highland may also make other cash payments to dealer firms in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in the Distributor's or Highland's discretion, as applicable. In certain cases these other payments could be significant to the dealer firms. Any payments described above will not change the price paid by investors for the purchase of the Fund's shares or the amount that the Fund will receive as proceeds from such sales. Each of the Distributor and/or Highland determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. Dealers may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by Highland to any dealer firm in connection with the distribution of any Fund shares will count towards the cap imposed by the National Association of Securities Dealers, Inc. on underwriter compensation in connection with the public offering of securities.

     The Trustees believe that the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Independent Trustees is effected by such Independent Trustees.

     The table below sets forth the distribution fees (in thousands) paid by the Fund for the last three fiscal years:

                                   PERIOD       PERIOD
                       YEAR        4/15/04      9/01/03       YEAR
                       ENDED       THROUGH      THROUGH       ENDED
DISTRIBUTION FEES   8/31/05(1)   8/31/04(1)   4/14/04(2)   8/31/03(2)
-----------------   ----------   ----------   ----------   ----------
CLASS A               $  282        $ 76         $ 77         $ 65
CLASS B               $  575        $143         $331         $299
CLASS C               $1,963        $409         $707         $362
CLASS Z                  N/A         N/A          N/A          N/A


(1) For the fiscal year ended 8/31/05 and the period 4/15/04 through 8/31/04, the distribution fees were paid to the current distributor, PFPC Distributors, Inc.

(2) For the period 9/01/03 through 4/14/04 and the fiscal year ended 8/31/03, the distribution fees were paid to the former distributor, CFD.

     The table below sets forth the service fees (in thousands) paid by the Fund for the last three fiscal years:

                                   PERIOD       PERIOD
                       YEAR        4/15/04      9/01/03       YEAR
                       ENDED       THROUGH      THROUGH       ENDED
SERVICE FEES        8/31/05(1)   8/31/04(1)   4/14/04(2)   8/31/03(2)
------------        ----------   ----------   ----------   ----------
CLASS A                $706         $191         $192         $163
CLASS B                $320         $ 79         $184         $166
CLASS C                $818         $170         $295         $151
CLASS Z                 N/A          N/A          N/A          N/A

(1) For the fiscal year ended 8/31/05 and the period 4/15/04 through 8/31/04, the service fees were paid to the current distributor, PFPC Distributors, Inc.

(2) For the period 9/01/03 through 4/14/04 and the fiscal year ended 8/31/03, the services fees were paid the former distributor, CFD.

     Contingent Deferred Sales Charges ("CDSCs"). Certain investments in Class A, B and C shares are subject to a CDSC. You will pay the CDSC only on shares you submit for repurchase within a prescribed amount of time after purchase. The CDSC generally declines each year until there is no charge for repurchased shares. The CDSC is applied to the NAV at the time of purchase or repurchase, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are repurchased, the Fund will automatically repurchase those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC. In certain circumstances, CDSCs may be waived, as described below under "Waiver of CDSC".

     Conversion Feature. Class B shares will automatically convert to Class A shares after eight years, and after that date converted shares will no longer be subject to the distribution fees applicable to Class B shares. Conversion will be on the basis of the relative NAVs per share, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares from asset-based distribution expenses applicable to such shares at such time as the Class B shares have been outstanding for a duration sufficient for the Distributor to have been substantially compensated for distribution-related expenses incurred in connection with those shares. Class C shares do not convert to Class A shares. Therefore, holders of Class C shares will continue to bear the asset-based distribution fees on the Class C shares for as long as they hold such shares.

                                 TRANSFER AGENT

     PFPC provides transfer agency and dividend disbursing agent services for the Fund. As part of these services, the PFPC Inc. maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes the Fund's cash distributions to shareholders. Prior to October 18, 2004, transfer agency services were provided by Columbia Fund Services, Inc.

                                    CUSTODIAN

     PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania, 19153, is the custodian for the Fund. PFPC Trust Company is responsible for holding all investments, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. PFPC Trust Company does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses. Prior to October 18, 2004, State Street Bank and Trust Company served as the Fund's custodian.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm for the Fund is PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and the federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so.

               PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

     Right of Accumulation and Statement of Intent (Class A shares only). Reduced sales charges on Class A shares can be effected by combining a current purchase with prior purchases of all classes of the Fund and shares of Highland Floating Rate Fund. The applicable sales charge is based on the combined total of:

     1.   the current purchase; and

     2. the value at the public offering price at the close of business on the previous day of the Fund's and Highland Floating Rate Fund's Class A shares held by the shareholder, the shareholder's spouse or the shareholder's minor children (and shares of the Money Market Fund acquired by exchange from Class A shares of the Fund or Highland Floating Rate Fund).

     The Distributor and the shareholder's financial advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation.

     Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all shares (of any class) of the Fund and Highland Floating Rate Fund held by the shareholder on the date of the Statement. The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Statement may reflect purchases within the previous 90 days.

     The Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased if the terms of the Statement are not satisfied. Dividends and capital gains will be paid on all escrowed shares and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Statement are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Statement, whichever occurs first. A Statement does not obligate the investor to buy or the Fund to sell the amount of the Statement.

     If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the shareholder's financial advisor shall return to the Distributor the excess commission previously paid to the financial advisor during the thirteen-month period.

     If the amount of the Statement is not purchased, the shareholder shall remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A shares to equal such difference. The additional amount of financial advisor discount from the applicable offering price shall be remitted by the Distributor to the shareholder's financial advisor of record.

     Additional information about and the terms of Statements of Intent are available from your financial advisor, or from the Transfer Agent at (877) 665-1287.

     Reinstatement Privilege. A shareholder who has redeemed Class A, B or C shares of the Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of another Highland Fund at the NAV next determined after the Transfer Agent receives a written reinstatement request and payment. (Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date.) Shareholders who desire to exercise this privilege should contact their financial advisor or the Transfer Agent. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

     Privileges of Financial Services Firms. Class A shares of the Fund and Highland Floating Rate Fund may be sold at NAV, without a sales charge, to registered representatives and employees of financial services firms (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor in respect of the Fund or Highland Floating Rate Fund, including such persons' families and their beneficial accounts.

     Sponsored Arrangements. Class A shares of the Fund may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

     Class A shares may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with the Distributor pursuant to which the Fund is included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

     Waiver of CDSCs. CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.


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

2. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and
     (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial advisor agrees to all or the agreed upon portion of the commission earned on the sale being redeemed.

5. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document).

     The CDSC also may be waived where the financial advisor agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

                             PORTFOLIO TRANSACTIONS

     Selection of Broker-Dealers; Order Placement. Subject to the overall review of the Fund's Board, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Fund, for selecting the broker or dealer to be used, and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The Adviser and its affiliates manage other accounts, including private funds and individual accounts, that also invest in Senior Loans and other Fund investments. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make also may be made on behalf of such other accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser's fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

     Commission Rates; Brokerage and Research Services. In placing orders for the Fund's portfolio, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Adviser, having in mind the Fund's best interests, will consider all factors it deems relevant, including, by way of illustration: price; the size, type and difficulty of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; operational capabilities; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions. Though the Adviser generally seeks reasonably competitive commissions or spreads, the Fund will not necessarily be paying the lowest commission or spread available.

     Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does not consider "brokerage and research services" (as defined in the Exchange Act) provided by brokers who effect portfolio transactions with the Adviser or the Fund. "Brokerage and research services" are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Columbia, the Fund's prior investment adviser, did engage in the practice of acquiring brokerage and research services from broker-dealer firms in return for directing trades for client accounts, including the Fund, to those firms. Columbia, in effect, used the commission dollars generated from those accounts to pay for such brokerage and research services. The investment management industry uses the term "soft dollars" to refer to this practice.

     For the fiscal years ended August 31, 2005, 2004 and 2003, the Fund did not pay brokerage commissions on any transactions.

                      ADDITIONAL INCOME TAX CONSIDERATIONS

     The Fund intends to comply with the special provisions of the Code that relieve the Fund of federal income tax to the extent of its net investment income and capital gains currently distributed to its shareholders.

     Because capital gain distributions reduce NAV, if a shareholder purchases shares shortly before a record date, he or she will, in effect, receive a return of a portion of the investment in such distribution. The distribution would nonetheless be taxable to the shareholder, even if the NAV of shares were reduced below cost. However, for federal income tax purposes the shareholder's original cost would continue as the tax basis.

     Certain of the Fund's investments and investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of the Fund, affect the holding period of assets held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes.

     The Fund expects that none of its dividends will qualify for the deduction for dividends received by corporate shareholders or treatment as "qualifying dividend income" eligible for long-term capital gain rates in the hands of individual shareholders.


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

                         APPENDIX -- RATINGS CATEGORIES

Ratings in General. A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody's and S&P.

CORPORATE BOND RATINGS

MOODY'S

Long-term

AAA

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


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

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa.' The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P


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

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1

A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


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

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


                                       37